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Ocwen Financial Corporation
1675 Palm Beach Lakes Boulevard
West Palm Beach, FL 33401
NYSE Symbol: OCN
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NEWS RELEASE: IMMEDIATE                                          OCTOBER 7, 1998

OCWEN FINANCIAL CORPORATION WILL MEET ANALYSTS' THIRD QUARTER EARNINGS ESTIMATES

         o  OCN ANNOUNCES RECENT FILING OF $250 MILLION SHELF REGISTRATION

West Palm Beach, FL -- Ocwen Financial Corporation (NYSE: OCN) released a statement by its Chairman and Chief Executive Officer commenting on its third quarter earnings estimates (which it plans to report later this month), and announced OCN's recent filing of a $250 million shelf registration statement.

THIRD QUARTER EARNINGS

William C. Erbey, Chairman and Chief Executive Officer, stated, "In light of the recent trading activity in OCN's common stock and the factors affecting the financial services sector and the stock market in general, I would like to make it very clear that OCN will meet analysts' third quarter earnings estimates of $0.40 to $0.43 per share."

In addition, OCN stated that its book value per share at September 30, 1998 was in the range of $7.16 to $7.22.

$250 MILLION SHELF REGISTRATION STATEMENT

OCN also announced that it filed with the Securities and Exchange Commission on Wednesday, September 30, 1998, a shelf registration statement allowing for the issuance of up to $250 million of common and preferred stock, capital trust securities, senior and subordinated debt and other securities.

Mark S. Zeidman, Chief Financial Officer, stated, "Since OCN's initial public offering, we have been planning to file a shelf registration statement once OCN became eligible under the SEC's regulations in order to take advantage of capital-raising opportunities if and when they arise in the future. In light of the SEC's new 'Plain English' rules becoming effective on October 1, 1998, we thought it best to make this filing now. We do not foresee a need for a takedown during the balance of 1998."

OTHER

Ocwen Financial Corporation is a $3.5 billion financial institution headquartered in West Palm Beach, Florida. OCN's primary businesses are the acquisition, servicing and resolution of subperforming and nonperforming residential and commercial mortgage loans.

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Contact                        Christine A. Reich                 (561) 682-8569
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Ocwen Financial Corporation
Will Meet Analysts' Third Quarter Earnings Estimates


CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "ESTIMATE," "EXPECT," "FORESEE," "MAY," "WILL," "WOULD," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, INTERNATIONAL, NATIONAL, REGIONAL OR LOCAL ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY RATES, EFFECTIVENESS OF INTEREST RATE, CURRENCY AND OTHER HEDGING STRATEGIES, LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS (INCLUDING REGULATORY FEES AND CAPITAL REQUIREMENTS), CREDIT, PREPAYMENT, BASIS, DEFAULT, SUBORDINATION AND
ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, THE ABILITY TO IDENTIFY ACQUISITIONS AND INVESTMENT OPPORTUNITIES MEETING OCN'S INVESTMENT STRATEGY, THE FINANCIAL AND SECURITIES MARKETS, AVAILABILITY OF DISCOUNT LOANS FOR PURCHASE, THE SIZE OF, NATURE OF AND YIELDS AVAILABLE WITH RESPECT TO THE SECONDARY MARKET FOR MORTGAGE LOANS AND THE MARKET FOR SECURITIZATIONS, ALLOWANCES FOR LOAN LOSSES, GEOGRAPHIC CONCENTRATIONS OF ASSETS (TEMPORARY OR OTHERWISE), AVAILABILITY OF AND COSTS ASSOCIATED WITH OBTAINING ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS AT MATURITY, ABILITY TO GENERATE REVENUES SUFFICIENT TO MEET DEBT SERVICE PAYMENTS AND OTHER OPERATING EXPENSES, YEAR 2000 COMPLIANCE, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION,
MORTGAGE AND LEASING MARKETS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OCN'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENTS ON FORMS S-1 AND S-3 AND ITS PERIODIC REPORTS ON FORMS 10-Q, 8-K AND 10-K.

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